Exhibit 10.38

Execution Version

SUPPLEMENT TO

PLEDGE AND SECURITY AGREEMENT

This SUPPLEMENT, dated as of 11 December, 2023 (this “Supplement”), is to the Pledge and Security Agreement, dated as of October 18, 2023 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the Grantors (such term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Security Agreement, unless otherwise defined herein or if the context otherwise requires) from time to time party thereto, in favor of ORCO IV, LLC, a Delaware limited liability company (together with its Affiliates, successors, transferees and assignees, the “Administrative Agent”), as Administrative Agent for the Secured Parties.

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, dated as of October 18, 2023 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among AVITA MEDICAL, INC., a Delaware corporation (the “Borrower”), the Lenders party thereto and the Administrative Agent, the Lenders have extended Commitments to make Loans to the Borrower

WHEREAS, pursuant to the provisions of Section 7.6 of the Security Agreement, the undersigned is becoming a Grantor under the Security Agreement; and

WHEREAS, the undersigned desires to become a “Grantor” under the Security Agreement in order to induce the Lenders to continue to extend Loans under the Credit Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of the Secured Parties, as follows.

SECTION 1. Party to Security Agreement, Etc. In accordance with the terms of the Security Agreement, by its signature below, the undersigned hereby irrevocably agrees to become a Grantor under the Security Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a “Grantor” or “Grantors” in the Security Agreement shall be deemed to include the undersigned.

SECTION 2. Schedules. The undersigned hereby authorizes the Administrative Agent to add the information set forth on the Schedules to this Supplement to the correlative Schedules attached to the Security Agreement.

SECTION 3. Representations. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Security Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 4. Full Force of Security Agreement. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect in accordance with its terms.

SECTION 5. Severability. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Supplement shall be prohibited by or invalid under such Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Security Agreement.

SECTION 6. Governing Law, Entire Agreement, Etc. THIS SUPPLEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENT OR ANY DOCUMENT CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

This Supplement, along with the other Loan Documents, constitutes the entire understanding among the parties hereto with respect to the subject matter thereof and supersedes any prior agreements, written or oral, with respect thereto.

SECTION 7. Effectiveness. (a) This Supplement shall become effective with respect to a Grantor when a counterpart hereof executed by such Grantor shall have been received by the Administrative Agent. (b) This Supplement may be executed in any number of counterparts or copies, each of which may be executed by physical signature in wet ink or electronically (whether in whole or part). A party who has executed a counterpart of this Supplement may exchange it with another party (the “Recipient”) by: (i) emailing a copy of the executed counterpart to the Recipient; or (ii) utilizing an electronic platform (including DocuSign) to circulate the executed counterpart, and will be taken to have adequately identified themselves by so emailing the copy to the Recipient or utilizing the electronic platform. (c) Each party consents to signatories and parties executing this Supplement by electronic means and to identifying themselves in the manner specified in this clause. (d) Each counterpart constitutes an original (whether kept in electronic or paper form), all of which together constitute one instrument as if the signatures (or other execution markings) on the counterparts or copies were on a single physical copy of this Supplement in paper form. Without limiting the foregoing, if any of the signatures or other markings on behalf of one party are on different counterparts or copies of this Supplement, this shall be taken to be, and have the same effect as, signatures on the same counterpart and on a single copy of this Supplement.

[Signature Page Follows]

IN WITNESS WHEREOF, the party hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

Grantor

Executed as a deed by AVITA MEDICAL PTY LIMITED ACN 058 466 523 in accordance with Section 127 of the

Corporations Act 2001 (Cth)

/s/ Lou Panaccio	/s/ Suzanne Mary Crowe
Signature of director	Signature of director/company secretary

Lou Panaccio	Suzanne Mary Crowe
Name of director (print)	Name of director/company secretary (print)

Signature Page to Security Agreement Supplement

SCHEDULE I

to Security Agreement

Subsidiary	Name of Grantor	Interest	Percentage
C3 Operations Pty Limited ACN 090 161 505	AVITA Medical Pty Limited ACN 058 466 523	78,509,954 Ordinary Shares	100%
Visiomed Group Pty Ltd ACN 003 010 580	AVITA Medical Pty Limited ACN 058 466 523	690,966,652 Ordinary Shares	100%
Avita Medical Europe Limited	AVITA Medical Pty Limited ACN 058 466 523	5,210, 772 Ordinary Shares	100%

SCHEDULE II

to Security Agreement

Item A. Location of each Grantor.

Name of Grantor:	Location for purposes of UCC:	Executive office / principal place of business:
AVITA Medical Pty Limited ACN 058 466 523	DC	Level 7, 330 Collins Street Melbourne VIC 3000 Australia

Item B. [Reserved].

Item C. Trade names. None.

Item D. Merger or other corporate reorganization.

On October 1, 2020, AVITA Medical Ltd converted to a proprietary company and changed its name to AVITA Medical PTY Limited.

Item E. Grantor's federal taxpayer ID numbers.

Name of Grantor:	Taxpayer ID number:
AVITA Medical Pty Limited	82 047 065 / 28 058 466 523

Item F. Government Contracts. None.

Item G. Deposit Accounts, Securities Accounts and Commodity Accounts.

Name of Grantor:	Description of Deposit Accounts, Securities Accounts and Commodity Accounts:
AVITA Medical Pty Limited	National Australian Bank; Operating (Account #: 55-151- 1018)

Item H. Letter of Credit Rights. None.

Item I. Commercial Tort Claims. None.

Item J. Pledged Notes.

•
Global Intercompany Note dated as of the Closing Date.

SCHEDULE III

to Security Agreement

Item A. Patents

Title	Pub. No.	App. No.	Filing Date	Country	Status	Patent No.	Issue Date	Antici pated Expira tion	Assignee
CELL	US2011	13/036,	2/28/	United	Granted	9029140	5/12/	4/9/2	AVITA
SUSPENSION	015084	569	2011	States of			2015	024	Medical
PREPARATION	8A1			America					Pty Ltd[1]
TECHNIQUE
AND DEVICE
CELL	AU201	201320	3/14/	Australia	Granted	AU2013	11/2	3/14/	AVITA
SUSPENSION	320258	2587	2013			202587B	6/20	2033	Medical
AND USE	7A1					2	15		Pty Ltd
THEREOF
MÉTODO	BR1120	BR1120	3/14/	Brazil	Granted	BR11201	6/7/2	3/14/	AVITA
PARA	140232	140232	2013			4023272	022	2033	Medical
PREPARAR	72A2	725				B1			Pty Ltd
CÉLULAS
PARA USO
COSMÉTICO
EM UM
PROCEDIMEN
TO
RELACIONAD
O AO EPITÉLIO
(METHOD FOR
PREPARING
CELLS FOR
COSMETIC
USE IN A
PROCEDURE
RELATED TO

1 Assignee identified as AVITA Medical Pty Ltd in this schedule refers either to AVITA Medical Pty Ltd or AVITA Medical Ltd. On October 1, 2020, AVITA Medical Ltd converted to a proprietary company and changed its name to AVITA Medical PTY Limited.

THE EPITHELIUM)
Method for	CA2874	CA2874	3/14/	Canada	Granted	CA2874	9/26/	3/14/	AVITA
Preparing Cell	091A1	091	2013			091	2023	2033	Medical
Suspension									Pty Ltd
Comprising
Undifferentiated/
Progenitor Cells
and/or
Differentiated
Cells
细胞悬液及其	CN1046	CN2013	3/14/	China	Pending			3/14/	AVITA
用途 (CELL	85049A	800247	2013					2033	Medical
SUSPENSIONS		37							Pty Ltd
AND THEIR
USES)
CELL	EP2828	EP2013	3/14/	Germany	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	ES2864	EP2013	3/14/	Spain	Granted	ES28647	2/17/	3/14/	AVITA
SUSPENSION	772T3	764726	2013			72T3	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	EP2828	EP2013	3/14/	France	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF

CELL	EP2828	EP2013	3/14/	United	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013	Kingdom		78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
細胞懸液及其	HK120	HK151	3/14/	Hong	Pending			3/14/	AVITA
用途 (CELL	7662A	08195	2013	Kong				2033	Medical
SUSPENSIONS									Pty Ltd
AND THEIR
USES)
CELL	EP2828	EP2013	3/14/	Italy	Granted	EP28283	2/17/	3/14/	AVITA
SUSPENSION	378A1	764726	2013			78B1	2021	2033	Medical
AND USE									Pty Ltd
THEREOF
CELL	EP3896	EP2021	3/14/	European	Pending			3/14/	AVITA
SUSPENSION	152A1	156318	2013	Patent				2033	Medical
AND USE				Office					Pty Ltd
THEREOF
CELL	US2020	16/592,	10/3/	United	Pending			3/14/	AVITA
SUSPENSION	009395	108	2019	States of				2033	Medical
AND USE	1A1			America					Pty Ltd
THEREOF
CELL	US2020	16/592,	10/3/	United	Pending			3/14/	AVITA
SUSPENSION	009395	117	2019	States of				2033	Medical
AND USE	2A1			America					Pty Ltd
THEREOF
SYSTEMS AND	AU201	201320	4/13/	Australia	Granted	AU2013	2/12/	4/13/	AVITA
METHODS FOR	320514	5148	2013			205148B	2015	2033	Medical
TISSUE	8A1					2			Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	CA2906	CA2906	3/14/	Canada	Pending			3/14/	AVITA
METHODS FOR	088A1	088	2014					2034	Medical
TISSUE									Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

用于组织处理	CN1051	CN2014	3/14/	China	Granted	CN1051	1/10/	3/14/	AVITA
以及由其制备	89729A	800256	2014			89729B	2020	2034	Medical
细胞悬液的系		99.5							Pty Ltd
统和方法
(SYSTEMS
AND
METHODS FOR
TISSUE
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSIONs
THEREFROM)
SYSTEMS AND	EP2970	EP2014	3/14/	Germany	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	ES2759	ES2014	3/14/	Spain	Granted	ES27590	11/1	3/14/	AVITA
METHODS FOR	063T3	770177	2014			63T3	3/20	2034	Medical
TISSUE		T					19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	EP2970	EP2014	3/14/	France	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	EP2970 856A1	EP2014 770177	3/14/ 2014	United Kingdom	Granted	EP29708 56B1	11/1 3/20 19	3/14/ 2034	AVITA Medical Pty Ltd
用於組織處理 以及由其製備細胞懸液的系	HK121 9291A	HK161 07310	6/23/ 2016	Hong Kong	Granted	HK1219 291	1/29/ 2021	3/14/ 2034	AVITA Medical Pty Ltd
統和方法
(SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM)
SYSTEMS AND	EP2970	EP2014	3/14/	Italy	Granted	EP29708	11/1	3/14/	AVITA
METHODS FOR	856A1	770177	2014			56B1	3/20	2034	Medical
TISSUE							19		Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
SYSTEMS AND	JP2016	JP2016-	3/14/	Japan	Granted	JP64797	2/15/	3/14/	AVITA
METHODS FOR	512689	502942	2014			57B2	2019	2034	Medical
TISSUE	A								Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	US2016 002445 0A1	14/776, 038	3/14/ 2014	United States of America	Granted	US10626 358B2	4/21/ 2020	3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	CN1113 04081A	CN2019 113434 17.7	3/14/ 2014	China	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	EP3674 396A1	EP2019 208169	3/14/ 2014	European Patent Office	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND METHODS FOR TISSUE PROCESSING AND PREPARATION OF CELL SUSPENSION THEREFROM	HK400 32292A	HK420 200219 09	6/23/ 2016	Hong Kong	Pending			3/14/ 2034	AVITA Medical Pty Ltd
SYSTEMS AND	US2020	16/787,	2/11/	United	Granted	US11124	9/21/	3/14/	AVITA
METHODS FOR	020808	882	2020	States of		752B2	2021	2034	Medical
TISSUE	6A1			America					Pty Ltd
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

SYSTEMS AND		18/370,	9/20/	United	Pending			3/14/	AVITA
METHODS FOR		842	2023	States of	Reissue			2034	Medical
TISSUE				America	Applica				Pty Ltd
PROCESSING					tion
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM
CELL	AT5105	AT2002	2/7/2	Austria	Expired	AT51054	05/2	2/7/2	AVITA
SUSPENSION	48T	709917	002			8T	5/20	022	Medical
PREPARATION		T					11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	AU200	AU200	2/7/2	Australia	Expired	AU2002	03/0	2/7/2	AVITA
SUSPENSION	222780	222780	002			227802B	5/20	022	Medical
PREPARATION	2A1	2				2	07		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	BRPI0	BRPI02	2/7/2	Brazil	Expired	BRPI020	06/1	2/7/2	AVITA
SUSPENSION	206692	06692	002			6692B1	9/20	022	Medical
PREPARATION	A2						18		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	DE6024	DE6024	2/7/2	Germany	Expired	DE60240	05/2	2/7/2	AVITA
SUSPENSION	0127T2	0127	002			127T2	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	135792	2/7/2	Spain	Expired	1357922	05/2	2/7/2	AVITA
SUSPENSION	2	2	002				5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	027099	02/07	Belgium	Expired	1357922	05/2	02/07	AVITA
SUSPENSION	2	175	/2002				5/20	/2022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE

CELL	135792	EP2002	2/7/2	France	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	United	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002	Kingdom		22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	HK105	410062	2/7/2	Hong	Expired	HK1057	4081	2/7/2	AVITA
SUSPENSION	7713	8.6	002	Kong		713	6	022	Medical
PREPARATION									Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	Italy	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	2004-	2002-	2/7/2	Japan	Expired	JP52140	4134	2/7/2	AVITA
SUSPENSION	529872	562365	002			85	1	022	Medical
PREPARATION									Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	135792	EP2002	2/7/2	Netherla	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002	nds		22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	PT1357	EP2002	2/7/2	Portugal	Expired	EP13579	09/0	2/7/2	AVITA
SUSPENSION	922E	709917	002			22	1/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	135792	EP2002	2/7/2	Sweden	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE

CELL	135792	EP2002	2/7/2	Turkey	Expired	EP13579	05/2	2/7/2	AVITA
SUSPENSION	2	709917	002			22	5/20	022	Medical
PREPARATION							11		Pty. Ltd.
TECHNIQUE
AND USE
CELL	AT717	AT2010	2/7/2	Austria	Expired	AT71788	03/2	2/7/2	AVITA
SUSPENSION	889T	184235	002			9	5/20	022	Medical
PREPARATION		T					15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Belgium	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	DE602	602470	2/7/2	Germany	Expired	DE60247	03/2	2/7/2	AVITA
SUSPENSION	47071	71-4	002			071T2	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Spain	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	France	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	United	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002	Kingdom		79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	502015	101842	2/7/2	Italy	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	000011	35.9	002			79	5/20	022	Medical
PREPARATION	254						15		Pty. Ltd.
DEVICE

CELL	234307	101842	2/7/2	Netherlands	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	PT1357	PT2002	2/7/2	Portugal	Expired	PT13579	09/0	2/7/2	AVITA
SUSPENSION	922E	709917	002			22E	1/20	022	Medical
PREPARATION		T					11		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Sweden	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	234307	101842	2/7/2	Turkey	Expired	EP23430	03/2	2/7/2	AVITA
SUSPENSION	9	35.9	002			79	5/20	022	Medical
PREPARATION							15		Pty. Ltd.
DEVICE
CELL	DE602	DE6024	2/7/2	Germany	Expired	DE60249	08/0	2/7/2	AVITA
SUSPENSION	49971T	9971	002			971T2	7/20	022	Medical
PREPARATION	2						19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	Spain	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002			88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	France	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002			88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	United	Expired	EP29572	08/0	2/7/2	AVITA
SUSPENSION	9	90.1	002	Kingdom		88	7/20	022	Medical
PREPARATION							19		Pty. Ltd.
DEVICE

CELL	HK121	HK161	2/7/2	Hong	Expired	HK1610	08/2	2/7/2022	AVITA
SUSPENSION	2885A1	00778	002	Kong		0778	1/20		Medical
PREPARATION							20		Pty. Ltd.
DEVICE
CELL	234307	151598	2/7/2	Italy	Expired	EP29572	08/0	2/7/2022	AVITA
SUSPENSION	9	90.1	002			88	7/20		Medical
PREPARATION							19		Pty. Ltd.
DEVICE
METHOD FOR	JP2014	JP2014	2/7/2	Japan	Expired	JP60423	11/1	2/7/2022	AVITA
PREPARING	193415	134495	002			77	8/20		Medical
CELL	A						16		Pty. Ltd.
SUSPENSION,
AND CELL
SUSPENSION
CELL	US2011	13/223,	9/1/2	United	Expired	9078741	07/1	2/7/2022	AVITA
SUSPENSION	031149	577	011	States of			4/20		Medical
PREPARATION	7A1			America			15		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2015	14/645,	3/12/	United	Expired	9867692	01/1	2/7/2022	AVITA
SUSPENSION	018273	933	2015	States of			6/20		Medical
PREPARATION	9A1			America			18		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US201	15/838,	12/12	United	Expired	1072953	8/4/2	2/7/2022	AVITA
SUSPENSION	800988	429	/2017	States of		6	020		Medical
PREPARATION	40A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2019	16/436,	6/10/	United	Expired	1072953	4/28/	2/7/2022	AVITA
SUSPENSION	030755	693	2019	States of		6	2020		Medical
PREPARATION	0A1			America					Pty. Ltd.
TECHNIQUE
AND DEVICE
METHOD FOR	JP2010	JP2010-	2/7/2	Japan	Withdrawn				AVITA
PREPARING	269159	163176	002						Medical
CELL	A								Pty. Ltd.
SUSPENSION,
AND CELL
SUSPENSION

CELL	US200	10/068,	2/6/2	United	Abandoned	AVITA
SUSPENSION	201063	299	002	States of		Medical
PREPARATION	53A1			America		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US201	12/699,	2/3/2	United	Abandoned	AVITA
SUSPENSION	001963	554	010	States of		Medical
PREPARATION	34A1			America		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	EP3632	EP2019	2/7/2	European	Abandoned	AVITA
SUSPENSION	452A1	190195	002	Patent		Medical
PREPARATION				Office		Pty. Ltd.
DEVICE
CELL	HK400	HK420	2/7/2	Hong	Abandoned	AVITA
SUSPENSION	18126A	200074	002	Kong		Medical
PREPARATION		98				Pty. Ltd.
TECHNIQUE
AND USE
CELL	US2021	16/935,	7/21/	United	Abandoned	AVITA
SUSPENSION	016963	015	2020	States of		Medical
PREPARATION	6A1			America		Pty. Ltd.
TECHNIQUE
AND DEVICE
CELL	US2015	14/386,	3/14/	United	Abandoned	AVITA
SUSPENSION	007915	519	2013	States of		Medical
AND USE	3A1			America		Ltd.
THEREOF
SYSTEMS AND	N/A	17/462,	8/31/	United	Abandoned	AVITA
METHODS FOR		694	2021	States of		Medical
TISSUE				America		Ltd.
PROCESSING
AND
PREPARATION
OF CELL
SUSPENSION
THEREFROM

Item B. Patent Licenses

None.

SCHEDULE IV

to Security Agreement

Item A. Trademarks

Trademark	Appl. #	Reg. #	Status	Countr y	Appl. Date	Reg. Date	Int'l Clas s	Owner
RECELL	2575728	2103006	Registered	Argentina	Mar 8, 2005	Aug 4, 2006	010	AVITA Medical Pty Ltd[2]
AVITA LOGO	1258199	1258199	Registered	Australia	May 13,	Nov	005,	AVITA
					2015	12,	010	Medical
						2015		Pty Ltd
RECELL	1265045	1265045	Registered	Australia	May 13,	Nov	005,	AVITA
					2015	4,	010	Medical
						2016		Pty Ltd
REGENERCE		1722242	Registered	Australia	May 13,	Jun	005	AVITA
LL		(Now a			2015	24,		Medical
		National				2020		Pty Ltd
		Registration,
		Transformed
		from IR
		1265047)
RENOVACEL		1722241	Registered	Australia	May 13,	Jun	005,	AVITA
L		(Now a			2015	24,	010	Medical
		National				2020		Pty Ltd
		Registration,
		Transformed
		from IR
		1265046)
RES	1284000	1284000	Registered	Australia	Oct 8, 2015	Jan 12, 2018	005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Benelux	May 13,	May	005,	AVITA
					2015	19,	010	Medical
						2016		Pty Ltd
RECELL	1265045	1265045	Registered	Benelux	May 13,	Nov	005,	AVITA
					2015	4,	010	Medical
						2016		Pty Ltd
REGENERATI	1284165	1284165	Registered	Benelux	Oct 8,	Aug	003,	AVITA
VE					2015	16,	005	Medical
EPITHELIAL						2016		Pty Ltd
SUSPENSION

2 Owner identified as AVITA Medical Pty Ltd in this schedule refers either to AVITA Medical Pty Ltd or AVITA Medical Ltd. On October 1, 2020, AVITA Medical Ltd converted to a proprietary company and changed its name to AVITA Medical PTY Limited.

REGENERCE LL	1265047	1419798	Registered	Benelux	May 13, 2015	Sept. 17, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	1419800	Registered	Benelux	May 13, 2015	Sept. 17, 2020	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Benelux	Oct 8, 2015	Aug 16, 2016	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	909371300	909371300	Registered	Brazil	May 13, 2019	Oct 17, 2017	005	AVITA Medical Pty Ltd
AVITA LOGO	909371407	909371407	Registered	Brazil	May 13, 2015	Oct 17, 2017	010	AVITA Medical Pty Ltd
RECELL	827197926	827197926	Registered	Brazil	Mar 7, 2005	Nov 13, 2007	010	AVITA Medical Pty Ltd
RECELL	909371482	909371482	Registered	Brazil	May 13, 2015	Oct 17, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L	909370567	909370567	Registered	Brazil	May 13, 2015	Oct 17, 2017	005	AVITA Medical Pty Ltd
RENOVACEL L	909370753	909370753	Registered	Brazil	May 13, 2015	Oct 17, 2017	010	AVITA Medical Pty Ltd
RES	910105227	910105227	Registered	Brazil	Oct 8, 2015	Jun 19, 2018	003	AVITA Medical Pty Ltd
RES	910105294	910105294	Registered	Brazil	Oct 8, 2015	Nov 28, 2017	005	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	910105146		Pending	Brazil	Oct 8, 2015		005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	China	May 13, 2015	Nov 10, 2016	005	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	China	May 13, 2015	Jan 24, 2017	005, 010	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registered	China	Jun 3, 2004	Aug 25, 2005	005, 010, 044	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	China	Oct 8, 2015	Jul 6, 2017	005	AVITA Medical Pty Ltd

RENOVACEL	1265046/47625		Published	China	Jun 29,		005,	AVITA
L	110				2020		010	Medical
								Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Colombia	May 13,	Jul	005,	AVITA
					2015	30,	010	Medical
						2015		Pty Ltd
RECELL	1265045	1265045	Registered	Colombia	May 13,	Aug	005,	AVITA
					2015	23,	010	Medical
						2018		Pty Ltd
REGENERATI	1284165	1284165	Registered	Colombia	Oct 8,	Sep	003,	AVITA
VE					2015	5,	005	Medical
EPITHELIAL						2017		Pty Ltd
SUSPENSION
RES	1284000	1284000	Registered	Colombia	Oct 8, 2015	Sep 27, 2018	003	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Egypt	May 13,	Jul	005,	AVITA
					2015	30,	010	Medical
						2015		Pty Ltd
RECELL	1265045	1265045	Registered	Egypt	May 13,	Sep	005,	AVITA
					2015	17,	010	Medical
						2015		Pty Ltd
REGENERATI	1284165	1284165	Registered	Egypt	Oct 8,	Jan	003,	AVITA
VE					2015	21,	005	Medical
EPITHELIAL						2016		Pty Ltd
SUSPENSION
RES	1284000	1284000	Registered	Egypt	Oct 8,	Jan	003,	AVITA
					2015	21,	005	Medical
						2016		Pty Ltd
AVITA LOGO	1258199	1258199	Registered	European	May 13,	Jun	005,	AVITA
				Union	2015	16,	010	Medical
						2016		Pty Ltd
RECELL	1265045	1265045	Registered	European	May 13,	Jul	005,	AVITA
				Union	2015	19,	010	Medical
						2016		Pty Ltd
REGENERATI	013919022	013919022	Registered	European	Apr 8,	Sep	003,	AVITA
VE				Union	2015	10,	005,	Medical
EPITHELIAL						2015	041	Pty Ltd
SUSPENSION
REGENERCE	1265047	018261233	Registered	European	Jun 24,	Aug	005,	AVITA
LL				Union	2020	25,	010	Medical
						2020		Pty Ltd
RENOVACEL	1265046	018261234	Registered	European	Jun 24,	Aug	005,	AVITA
L				Union	2020	25,	010	Medical
						2020		Pty Ltd
RES	013920673	013920673	Registered	European	Apr 8,	Apr	003,	AVITA
				Union	2015	8,	005,	Medical
						2015	041	Pty Ltd
SPRAY-ON	1072803	1072803	Registered	European	Mar 10,	Mar	003,	AVITA
SKIN				Union	2011	22,	005,	Medical
						2012	010	Pty Ltd
AVITA LOGO	303407201	303407201	Registered	Hong	May 13,	Dec	005,	AVITA
				Kong	2015	14,	010	Medical
						2015		Pty Ltd

RECELL	303407229	303407229	Registered	Hong Kong	May 13, 2015	May 13, 2015	005, 010	AVITA Medical Pty Ltd
REGENERCE LL	303407238	303407238	Registered	Hong Kong	May 13, 2015	May 13, 2015	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	303407210	303407210	Registered	Hong Kong	May 13, 2015	May 13, 2015	010	AVITA Medical Pty Ltd
RES	303558385	303558385	Registered	Hong	Oct 8,	Oct	003,	AVITA
				Kong	2015	8,	005	Medical
						2015		Pty Ltd
AVITA LOGO	1258199	1258199	Registered	India	May 13,	Jan	005,	AVITA
					2015	12,	010	Medical
						2017		Pty Ltd
RECELL	1265045	1265045	Registered	India	May 13,	Oct	005,	AVITA
					2015	21,	010	Medical
						2019		Pty Ltd
RECELL	993211	993211	Registered	India	Feb 27, 2001	Feb 27, 2011	003	AVITA Medical Pty Ltd
RECELL	993212	993212	Registered	India	Feb 27, 2001	Feb 27, 2011	005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	India	Oct 8,	Oct	003,	AVITA
					2015	8,	005	Medical
						2015		Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Iran	May 13,	Jul	005,	AVITA
					2015	30,	010	Medical
						2015		Pty Ltd
RES	1284000	1284000	Registered	Iran	Oct 8,	Jan	003,	AVITA
					2015	21,	005	Medical
						2016		Pty Ltd
RECELL	1265045		Pending	Iran	May 13,		005,	AVITA
					2015		010	Medical
								Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Israel	May 13,	Jun	005,	AVITA
					2015	7,	010	Medical
						2018		Pty Ltd
RECELL	1265045	1265045	Registered	Israel	May 13,	May	005,	AVITA
					2015	4,	010	Medical
						2017		Pty Ltd
REGENERCE	1265047	328959	Registered	Israel	May 13,	Jun	005,	AVITA
LL					2015	24,	010	Medical
						2020		Pty Ltd
RENOVACEL	1265046	328960	Registered	Israel	May 13,	Jun	005,	AVITA
L					2015	24,	010	Medical
						2020		Pty Ltd
RES	1284000	1284000	Registered	Israel	Oct 8,	Sep	003,	AVITA
					2015	4,	005	Medical
						2017		Pty Ltd

AVITA LOGO	1258199	1258199	Registered	Japan	May 13,	Aug	005,	AVITA
					2015	18,	010	Medical
						2016		Pty Ltd
RECELL	1265045	1265045	Registered	Japan	May 13,	May	005,	AVITA
					2015	18,	010	Medical
						2017		Pty Ltd
REGENERCE	1265047	2020079285	Registered	Japan	Jun 26	May	005,	AVITA
LL					2020	13,	010	Medical
						2015		Pty Ltd
RENOVACEL	1265046	2020079284	Registered	Japan	Jun 26 ,	May	005,	AVITA
L					2020	13,	010	Medical
						2015		Pty Ltd
RES	1284000	1284000	Registered	Japan	Oct 8,	Jun	003,	AVITA
					2015	21,	005	Medical
						2018		Pty Ltd
RECELL	706367	888621	Registered	Mexico	Mar 9,	Jun	010	AVITA
	(706367T)				2005	27,		Medical
						2005		Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Oman	May 13,	Jul	005,	AVITA
					2015	30,	010	Medical
						2015		Pty Ltd
RECELL	1265045	1265045	Registered	Oman	May 13,	Sep	005,	AVITA
					2015	17,	010	Medical
						2015		Pty Ltd
REGENERATI	1284165	1284165	Registered	Oman	Oct 8,	Jan	003,	AVITA
VE					2015	21,	005	Medical
EPITHELIAL						2016		Pty Ltd
SUSPENSION
RES	1284000	1284000	Registered	Oman	Oct 8,	Dec	003,	AVITA
					2015	31,	005	Medical
						2019		Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Republic	May 13,	Oct	005,	AVITA
				of	2015	13,	010	Medical
				Korea		2016		Pty Ltd
RECELL	1265045	1265045	Registered	Republic	May 13,	Feb	005,	AVITA
				of	2015	23,	010	Medical
				Korea		2017		Pty Ltd
ReCell	854939	854939	Registered	Republic	Jun 3, ,	Oct	010,	AVITA
(stylized)				of	2004	10,	044	Medical
				Korea		2006		Pty Ltd
REGENERCE	1265047	402020011289	Registered	Republic	Jul 1,	May	005,	AVITA
LL		7		of	2020	13,	010	Medical
				Korea		2015		Pty Ltd
RENOVACEL	1265046	402020012762	Registered	Republic	Jul 22,	May	005,	AVITA
L		7		of	2020	13,	010	Medical
				Korea		2015		Pty Ltd

RES	1284000	1284000	Registered	Republic of Korea	Oct 8, 2015	May 10, 2018	005	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registerd	Singapore	Jun 3, 2004	Jul 13, 2006	005, 010, 044	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registerd	Syrian Arab Republic	May 13, 2015	Jan 12, 2017	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Syrian Arab Republic	May 13, 2015	Dec 15, 2016	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	1284165	1284165	Registered	Syrian Arab Republic	Oct 8, 2015	Jul 11, 2017	003, 005	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Syrian Arab Republic	Oct 8, 2015	Jul 11, 2017	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	104026597	01888179	Registered	Taiwan R.O.C.	May 13, 2015	Dec 16, 2017	005, 010	AVITA Medical Pty Ltd
RECELL	104026598	1882092	Registered	Taiwan R.O.C.	May 13, 2015	Nov 16, 2017	005, 010	AVITA Medical Pty Ltd
RES		01888885	Registered	Taiwan R.O.C.	Oct 8, 2015	Jan 1, 2018	005	AVITA Medical Pty Ltd
AVITA LOGO	985783	191114045	Registered	Thailand	May 14, 2015	Aug 16, 2019	005	AVITA Medical Pty Ltd
AVITA LOGO	985784	191114073	Registered	Thailand	May 14, 2015	Aug 16, 2019	010	AVITA Medical Pty Ltd
RECELL	985786	191111618	Registered	Thailand	May 14, 2015	Jul 19, 2019	010	AVITA Medical Pty Ltd
REGENERCE LL	985779	191113559	Registered	Thailand	May 14, 2015	Aug 9, 2019	005	AVITA Medical Pty Ltd
REGENERCE LL	985780	191113564	Registered	Thailand	May 14, 2015	Aug 9, 2019	010	AVITA Medical Pty Ltd
RENOVACEL L	985781	191113555	Registered	Thailand	May 14, 2015	Aug 9, 2019	005	AVITA Medical Pty Ltd
RENOVACEL L	985782	191114048	Registered	Thailand	May 14, 2015	Aug 16, 2019	010	AVITA Medical Pty Ltd

RES	1008348	181100952	Registered	Thailand	Oct 8, 2015	Jan 12, 2018	005	AVITA Medical Pty Ltd
RECELL	985785		Published	Thailand	May 13, 2015		005	AVITA Medical Pty Ltd
RES	1008347	231111839	Registered	Thailand	Oct 8, 2015	April 25, 2023 _	003	AVITA Medical Pty Ltd
AVITA LOGO	1258199	1258199	Registered	Turkey	May 13, 2015	Jan 21, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	1265045	Registered	Turkey	May 13, 2015	Oct 26, 2017	005, 010	AVITA Medical Pty Ltd
ReCell (stylized)	854939	854939	Registered	Turkey	Jun 3, 2004	Feb 10, 2020	005, 010, 044	AVITA Medical Pty Ltd
REGENERCE LL	1265047	201581059	Registered	Turkey	May 13, 2015	Jun 30, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	201581057	Registered	Turkey	May 13, 2015	Jun 30, 2020	005, 010	AVITA Medical Pty Ltd
RES	1284000	1284000	Registered	Turkey	Oct 8, 2015	Dec 31, 2016	003, 005	AVITA Medical Pty Ltd
AVITA LOGO	1258199	UK008125819 9	Registered	United Kingdom	May 13, 2015	Jun 16, 2016	005, 010	AVITA Medical Pty Ltd
RECELL	1265045	UK008126504 5	Registered	United Kingdom	May 13, 2015	Jul 19, 2016	005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	013919022	UK009013919 022	Registered	United Kingdom	Apr 8, 2015	Sep 10, 2015	003, 005, 041	AVITA Medical Pty Ltd
REGENERCE LL	1265047	UK009018261 233	Registered	United Kingdom	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RENOVACEL L	1265046	UK009018261 234	Registered	United Kingdom	Jun 24, 2020	Aug 25, 2020	005, 010	AVITA Medical Pty Ltd
RES	013920673	UK009013920 673	Registered	United Kingdom	Apr 8, 2015	Apr 8, 2015	003, 005, 041	AVITA Medical Pty Ltd
SPRAY-ON SKIN	1072803	UK008107280 3	Registered	United Kingdom	Mar 10, 2011	Mar 22, 2012	003, 005, 010	AVITA Medical Pty Ltd
RECELL LOGO	86453769	5703468	Registered	United States of	Nov 13, 2014	Mar 19, 2019	005, 010, 041, 044	AVITA Medical Pty Ltd

				America
RECELL	86456218	5703469	Registered	United States of America	Nov 17, 2014	Mar 19, 2019	005, 010, 041, 044	AVITA Medical Pty Ltd
RES	1284000	5225178	Registered	United States of America	Oct 8, 2015	Jun 20, 2017	005	AVITA Medical Pty Ltd
SPRAY-ON SKIN	88000377	-	Abandoned	United States of America	June 14, 2018	-	005	AVITA Medical Pty Ltd
RENOVACEL L	86453832	-	Abandoned	United States of America	December 22, 2015	-	010	AVITA Medical Pty Ltd
REGENERCE LL	86452818	-	Abandoned	United States of America	November 13, 2014	-	005, 010, 041, 044	AVITA Medical Pty Ltd
SPRAY SKIN	86270016	-	Abandoned	United States of America	May 2, 2014	-	003, 005, 010	AVITA Medical Pty Ltd
SPRAY-ON SKIN	85127139	4072126	Cancelled	United States of America	September 10, 2010	Dec. 13, 2011	003, 005, 010	AVITA Medical Pty Ltd
REGENERATI VE EPITHELIAL SUSPENSION	79180907	-	Abandoned	United States of America	Oct. 8, 2015	-	003, 005	AVITA Medical Pty Ltd

Item B. Trademark Licenses

None.

SCHEDULE V

to Security Agreement

Item A. Copyrights/Mask Works

None.

Item B. Copyright/Mask Work Licenses

None.

SCHEDULE VI

to Security Agreement

Trade Secret or Know-How Licenses

None.